Exhibit 99.2

MLC GUC Trust

2014 (Calendar Year) Wind Down Budget

November 2013

	Current CY 2014 Budget					Prior CY 2014 Projections		Current CY 2013 Estimates
$ in thousands	Budget QE 3.31	Budget QE 6.30	Budget QE 9.30	Budget QE 12.31	Total Budget CY 2014	Prior Projected CY 2014 (a)	Budget Variance Over/(Under)	CY 2013 Estimate (b)	Budget Variance Over/(Under)

Trust Monitor (FTI Consulting)	$326.8	$326.8	$326.8	$326.8	$1,307.3	$1,307.3	$0.0	$1,396.8	($89.5)
Trust Administrator (Wilmington Trust)	616.9	616.9	616.9	616.9	2,467.5	2,467.5	0.0	2,504.0	(36.5)

Financial Reporting & Claims Resolution (AlixPartners)	345.0	345.0	345.0	345.0	1,380.0			3,656.4	(2,276.4)
Lead Counsel (c)	107.5	107.5	107.5	107.5	430.0			2,459.6	(2,029.6)
ADR Legal Counsel Fees & Expenses	200.0	200.0	50.0	50.0	500.0			389.8	110.2
Nova Scotia Litigation	0.0	0.0	0.0	0.0	0.0			2,746.9	(2,746.9)
Canadian Counsel (Stewart McKelvey)	0.0	0.0	0.0	0.0	0.0			5.4	(5.4)

Subtotal estimate for Financial Reporting and Claims Resolution (d)	652.5	652.5	502.5	502.5	2,310.0	4,000.0	(1,690.0)	9,258.0	(6,948.0)

Garden City Group	86.5	79.5	64.5	64.5	295.0	300.0		303.6	(8.6)
Trust Counsel (Gibson Dunn)	312.5	312.5	312.5	312.5	1,250.0	501.0	749.0	1,437.7	(187.7)

Trust Professionals	1,051.5	1,044.5	879.5	879.5	3,855.0	4,801.0	(946.0)	10,999.3	(7,144.3)

Accounting & Tax Advisors (e)	83.0	168.0	45.0	60.0	356.0	150.0	206.0	430.8	(74.8)
Rent and Facilities (f)	13.0	13.0	10.4	10.4	46.8	178.0	(131.2)	178.0	(131.2)
Insurance Expense	125.0				125.0	125.0	0.0	125.0	0.0

Other Costs	221.0	181.0	55.4	70.4	527.8	453.0	74.8	733.8	(206.0)

Total Wind Down Expense	$2,216.2	$2,169.2	$1,878.6	$1,893.6	$8,157.6	$9,028.7	($871.2)	$15,633.8	($7,476.3)

(a)	As submitted in February 2012 as Exhibit E to the Reply Brief for the Initial Liquidation Motion.
(b)	Estimate is based on actual fees and expenses from January 2013 to September 2013 and forecasted fees and expenses for October 2013 through December 2013.
(c)	Lead Counsel expenses include fees paid to and estimated for the following professionals:

Weil, Gotshal & Manges LLP

Dickstein Shapiro LLP

(d)	The estimates for 2014 were based off of high level trends, not line by line budgets for these professionals, given the extended time horizon at the time the Prior Projected CY 2014 estimates were developed.
(e)	Accounting and Tax Advisor expenses include fees paid to and estimated for the following professionals:

Wilmington Trust (Investment Management Fee)

Plante Moran (External Auditor)

Rick Zablocki (Tax Advisor)

(f)	Rent and Facilities expenses include amounts paid to and estimated for US Trustee fees.

MLC GUC Trust

2014 (Calendar Year) Reporting and Transfer Budget

November 2013

	Current CY 2014 Budget					Prior CY 2014 Projections		Current CY 2013 Estimates
$ in thousands	Budget QE 3.31	Budget QE 6.30	Budget QE 9.30	Budget QE 12.31	Total Budget CY 2014	Prior Projected CY 2014 (a)	Budget Variance Over/(Under)	CY 2013 Estimate (b)	Budget Variance Over/(Under)

Trust Monitor (FTI Consulting)	$131.3	$131.3	$131.3	$131.3	$525.0	$525.0	$0.0	$511.7	$13.3
Trust Administrator (Wilmington Trust)	341.3	341.3	341.3	341.3	1,365.0	1,365.0	0.0	1,300.0	65.0

AlixPartners	105.0	105.0	105.0	105.0	420.0	450.0	(30.0)	657.9	(237.9)
Frazier & Deeter	62.5	62.5	62.5	62.5	250.0	0.0	250.0	248.0	2.0
Gibson Dunn	187.5	187.5	187.5	187.5	750.0	488.0	262.0	747.5	2.5
Watkins Meegan	14.3	66.3	2.5	85.6	168.7	125.0	43.7	168.7	0.0
Plante Moran	38.0	40.0	31.0	31.0	140.0	100.0	40.0	135.7	4.3
Crowell Moring	87.5	87.5	87.5	87.5	350.0	100.0	250.0	374.5	(24.5)
Kramer Levin	25.0	25.0	25.0	25.0	100.0	0.0	100.0	5.7	94.3

Trust Professionals	519.8	573.8	501.0	584.1	2,178.7	1,263.0	915.7	2,337.9	(159.3)

Insurance	13.0	0.0	0.0	0.0	13.0	13.0	0.0	12.8	0.2
RR Donnelly	25.0	25.0	25.0	25.0	100.0	30.0	70.0	88.9	11.1

Other Costs and Reserves	38.0	25.0	25.0	25.0	113.0	43.0	70.0	101.6	11.4

Total Reporting Costs	$1,030.3	$1,071.3	$998.5	$1,081.6	$4,181.7	$3,196.0	$985.7	$4,251.2	($69.6)

(a)	As submitted in February 2012 as Exhibit E to the Reply Brief for the Initial Liquidation Motion.
(b)	Estimate is based on actual fees and expenses from January 2013 to September 2013 and forecasted fees and expenses for October 2013 through December 2013.